UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2011

Infinity Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-31141	33-0655706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

780 Memorial Drive, Cambridge, MA		02139
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 453-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 15, 2011, we issued a press release announcing our results for the year ended December 31, 2010 and will conduct a previously-announced, publicly-available conference call to discuss those results. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information responsive to Item 2.02 of this Form 8-K and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On March 14, 2011, the Audit Committee of our Board of Directors determined, following a routine review by the staff of U.S. Securities and Exchange Commission (“SEC”) of our Annual Report on Form 10-K for the year ended December 31, 2009, that we should restate our financial results for the years ended December 31, 2009 and 2008 and for the quarters ended March 31, June 30 and September 30, 2010 and 2009. The restatement does not impact cash and investments or total cash flows from operations. Our Audit Committee made this determination following consultation with, and upon the recommendation of, our management team as well as following consultation with our independent registered accounting firm, Ernst & Young LLP (“EY”). In making this determination, our Audit Committee has concluded that our Annual Report on Form 10-K for the year ended December 31, 2009 and our Quarterly Reports on Form 10-Q for the periods ended March 31, 2010, June 30, 2010 and September 30, 2010, and all related financial press releases and stockholder communications, and the reports of EY relating to the years ended December 31, 2009 and 2008, should no longer be relied upon.

The restatement relates to our accounting for the initial recognition of a loan commitment representing the future availability to us, on below-market terms, of the $50 million line of credit extended to us by Purdue Pharmaceutical Products L.P. (“PPLP”) and its independent associated company, Purdue Pharma L.P., in November 2008 upon entry into a strategic alliance with PPLP and its independent associated company, Mundipharma International Corporation Limited. This written loan commitment, or loan commitment asset, meets the definition of a financial instrument and we therefore recorded it as an asset. We determined that the fair value of the loan commitment asset was $17.3 million. We recorded the fair value of this asset in 2008 and began amortizing this balance to interest expense over the life of the loan arrangement, or ten years, on April 1, 2009, the date at which we could first draw upon the line of credit.

Once we concluded that the loan commitment asset should be recorded at fair value, we were required to record an offsetting credit. Based on our evaluation of the relevant accounting guidance, we initially recorded the offset to the loan commitment asset to additional paid-in capital (“APIC”), in part because PPLP and its associated companies would be principal stockholders at the time we could benefit from favorable terms of the line of credit.

Following discussions with the SEC staff, we have determined the offset to the loan commitment asset should have been recorded as deferred revenue rather than APIC. We plan to amortize the deferred revenue to revenue over the 14 year period beginning in November 2008 (approximately $300,000 per quarter), which is our estimated period of performance under the strategic alliance.

We expect to file an amendment to our Annual Report on Form 10-K for the year ended December 31, 2009 and amendments to our Quarterly Reports on Form 10-Q for the periods ended March 31, 2010, June 30, 2010 and September 30, 2010 reflecting the restatement.

The following table summarizes the effects of the restatement adjustments on our previously issued consolidated balance sheets as of September 30, 2010 and December 31, 2009 and 2008:

	As of September 30, 2010
	As Previously Reported	Adjustments	As Restated
Short term deferred revenue from Purdue entities	$2,987,512	$1,226,748	$4,214,260
Total current liabilities	28,858,817	1,226,748	30,085,565
Long term deferred revenue from Purdue entities	33,614,499	13,800,921	47,415,420
Total liabilities	63,685,705	15,027,669	78,713,374
Additional paid-in capital	293,358,803	(17,319,000)	276,039,803
Accumulated deficit	(217,263,165)	2,291,331	(214,971,834)
Total stockholders’ equity	$76,206,974	$(15,027,669)	$61,179,305

	As of December 31, 2009			As of December 31, 2008
	As Previously Reported	Adjustments	As Restated	As Previously Reported	Adjustments	As Restated
Short term deferred revenue from Purdue entities	$2,987,512	$1,226,748	$4,214,260	$1,702,860	$1,226,748	$2,929,608
Long term deferred revenue from Purdue entities	35,855,463	14,720,982	50,576,445	21,939,251	15,947,730	37,886,981
Additional paid-in capital	287,593,176	(17,319,000)	270,274,176	268,447,955	(17,319,000)	251,128,955
Accumulated deficit	(181,397,174)	1,371,270	(180,025,904)	(148,891,909)	144,522	(148,747,387)
Total stockholders’ equity	$106,259,532	$(15,947,730)	$90,311,802	$120,295,467	$(17,174,478)	$103,120,989

The following table summarizes the effects of the restatement adjustments on our previously issued consolidated statements of operations for the nine month period ended September 30, 2010 and the years ended December 31, 2009 and 2008:

	Nine months ended September 30, 2010
	As Previously Reported	Adjustments	As Restated
Collaborative research and development revenue from Purdue entities	$56,570,208	$920,061	$57,490,269
Loss from operations	(35,530,736)	920,061	(34,610,675)
Loss before income taxes	(36,566,312)	920,061	(35,646,251)
Net loss	(35,865,991)	920,061	(34,945,930)
Basic and diluted loss per common share	$(1.36)	$0.03	$(1.33)

	Year Ended December 31, 2009			Year Ended December 31, 2008
	As Previously Reported	Adjustments	As Restated	As Previously Reported	Adjustments	As Restated
Collaborative research and development revenue from Purdue entities	$49,538,714	$1,226,748	$50,765,462	$2,882,541	$144,522	$3,027,063
Income (loss) from operations	(47,774,463)	1,226,748	(46,547,715)	19,137,715	144,522	19,282,237
Income (loss) before income taxes	(32,834,831)	1,226,748	(31,608,083)	23,654,357	144,522	23,798,879
Net income (loss)	(32,505,265)	1,226,748	(31,278,517)	23,654,357	144,522	23,798,879
Basic earnings (loss) per common share	$(1.25)	$0.05	$(1.20)	$1.17	$0.01	$1.18
Diluted earnings (loss) per common share	$(1.25)	$0.05	$(1.20)	$1.14	$0.01	$1.15

When the foregoing reports were initially filed, we had concluded that our internal control over financial reporting was effective as of each applicable date. In consideration of this restatement, however, we have concluded that there was a material weakness in our internal controls over financial reporting as of December 31, 2009. During 2010, we strengthened our internal controls relating to the review of significant non-routine and/or complex transactions by engaging a third-party expert to assist us in evaluating the accounting treatment of these transactions.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This current report on Form 8-K contains forward-looking statements that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including: statements about our intention to restate our financial statements; the periods that are expected to be impacted by the restatement of our financial statements; statements regarding the anticipated timing of filing of our amended Annual Report on Form 10-K for the year ended December 31, 2009 and our amended Quarterly Reports on Form 10-Q for the periods ended March 31, 2010, June 30, 2010 and September 30, 2010; and the type and extent of matters to be reflected in such restated financial statements. Such forward-looking statements may contain the words “plan,” “expect,” “believe,” “intend,” “estimate,” “may,” and similar words. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected in such statements due to various important factors, including but not limited to the risk that we may not complete our restatement in the time period we have estimated and the risk that our Audit Committee and/or independent registered public accounting firm could reach further and different conclusions concerning matters related to our financial statements. The forward-looking statements made in this Form 8-K speak only as of today, and we do not undertake any obligation to update any such statements to reflect events or circumstances occurring after today.

Item 9.01.	Financial Statements and Exhibits

(d)	The following exhibit is included in this report:

Exhibit No.	Description
99.1	Press release dated March 15, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINITY PHARMACEUTICALS, INC.

Date: March 15, 2011	By:	/s/ Gerald E. Quirk
Gerald E. Quirk
Vice President, Corporate Affairs & General Counsel